UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 11, 2004


                           TELEWEST GLOBAL, INC.

           (Exact name of registrant as specified in its charter)



          Delaware                File No. 000-50886            59-3778247
  (State of incorporation)     (Commission File Number)       (IRS Employer
                                                           Identification No.)


                         160 Great Portland Street
                       London W1W 5QA, United Kingdom

                  ----------------------------------------

            (Address of principal executive offices) (zip code)

    Registrant's telephone number, including area code:    +44-20-7299-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 8, 2004, Michael Grabiner was appointed to serve as a non-executive director of Telewest Global, Inc (the "Company"). At that time it had not been determined on which committees of the board of directors Mr. Grabiner would serve. The Form 8-K filed by the Company on September 14, 2004 is hereby amended to reflect the appointment, on October 11, 2004, of Michael Grabiner to the audit committee of the Company's board of directors (the "Audit Committee"), with immediate effect. John Duerden resigned from the Audit Committee on October 11, 2004. Mr. Duerden remains a non-executive member of the Company's board of directors and a member of the compensation committee of the board of directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TELEWEST GLOBAL, INC.

Dated:  October 14, 2004                    By:    /s/ Clive Burns
                                                -------------------------
                                                Name:  Clive Burns
                                                Title: Secretary